Fund Name	Affiliated Underwriter	Aggregate Principal Amount of Offering	Commission, Spread or Profit	Currency	CUSIP	Date Offering is Due to Commence	Principal Amount Purchased by Other	Issuer Name / Name of Security	Price at Close (Local Currency)	Principal Amount Purchased by the Fund ($USD)	Trade Date	Purchase price (Local Currency)	Security Type	Shares/ Par Value Purchased by Fund	List the Underwriting Syndicate Members	Underwriter/ Seller Purchased From
Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	750,000,000.00	0.25%	USD	345397WZ2	1/6/2015	13,286,000	Ford Motor Credit Company LLC (F 2.145% January 9, 2018)	100	618,000.000	1/6/2015	100	(i) Issued under 1933 Act	618,000.000	Barclays, Credit Agricole CIB, Goldman, Sachs & Co., JPMorgan, RBC Capital Markets	Goldman Sachs and Company

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	750,000,000.00	0.40%	USD	345397XA6	1/6/2015	11,119,000	Ford Motor Credit Company LLC (F3.219% January 9, 2022)	100	271,000.000	1/6/2015	100	(i) Issued under 1933 Act	271,000.000	Barclays, Credit Agricole CIB, Goldman, Sachs & Co., JPMorgan, RBC Capital Markets	Goldman Sachs and Company

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	2,000,000,000.00	0.33%	USD	36962G7M0	1/6/2015	26,868,600	General Electric Capital Corporation (GE 2.20% January 9, 2020)	100	601,633.000	1/6/2015	99.939	(i) Issued under 1933 Act	602,000.000	Citigroup Global
Markets Inc.,
Goldman, Sachs &
Co., J.P. Morgan
Securities LLC,
Morgan Stanley &
Co. LLC, Blaylock
Beal Van, LLC,
CastleOak
Securities, L.P.,
Lebenthal & Co.,
LLC, Loop Capital
Markets LLC,
Mischler Financial
Group, Inc.,
															Samuel A. Ramire	Citigroup Global Markets

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	600,000,000.00	0.45%	USD	124857AP8	1/7/2015	3,899,920	CBS Corporation (CBS 3.50% January 15, 2025)	99	1,009,146.000	1/7/2015	99.033	(i) Issued under 1933 Act	1,019,000.000	Citigroup, J.P.
Morgan, Morgan
Stanley, Wells
Fargo Securities,
Goldman, Sachs &
Co., Mizuho
Securities, US
Bancorp, BNP
Paribas, RBC
Capital Markets,
SMBC Nikko, TD
Securities, BNY
Mellon Capital
Markets, LLC,
Lloyds Securities,
Drexel Hamilton,
															Lebenthal	Morgan Stanley and Company

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	750,000,000.00	0.60%	USD	30161MAP8	1/8/2015	27,424,789	Exelon Generation Company LLC (EXC 2.95% January 15, 2020)	100	839,840.000	1/8/2015	99.981	(i) Issued under 1933 Act	840,000.000	Barclays, Morgan Stanley, Citigroup, Credit Suisse, JPMorgan, Ramirez & Co., Inc., Telsy Advisory Group	Barclays Capital Inc.

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	1,200,000,000.00	0.88%	USD	026874DC8	1/12/2015	15,738,731	American International Group, Inc. (AIG 3.875% January 15, 2035)	100	535,223.000	1/12/2015	99.669	(i) Issued under 1933 Act	537,000.000	Citigroup,
JPMorgan, US
Bancorp, Wells
Fargo Securities,
BNP Paribas,
Deutsche Bank
Securities, HSBC,
Morgan Stanley,
ANZ Securities,
Lloyds Securities,
Mizuho Securities,
nabSecurities, LLC,
Santander,
Scotiabank, Societe
Generale, SMBC
Nikko, Standard
															Chartered Bank	US Bancorp Investment Inc.

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	300,000,000.00	0.60%	USD	278865AR1	1/12/2015	3,182,604	Ecolab Inc. (ECL 2.25% January 12, 2020)	100	775,635.000	1/12/2015	99.953	(i) Issued under 1933 Act	776,000.000	Citigroup, JPMorgan, MUFG, US Bancorp, Wells Fargo Securities	Citigroup Global Markets

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	550,000,000.00	0.63%	USD	842400GF4	1/13/2015	6,393,000	Southern California Edison Company 2015A (EIX 1.845% February 1, 2022)	100	931,000.000	1/13/2015	100	(i) Issued under 1933 Act	931,000.000	Citigroup,
JPMorgan,
Barclays, UBS
Investment Bank,
MUFG, RBS,
Wells Fargo
Securities,
SunTrust Robinson
Humphrey, US
Bancorp, The
Williams Capital
Group, L.P., Apto
Partners, LLC,
Drexel Hamilton,
Great Pacific
Securities, Guzman
& Company,
															Lebenthal & Co.	Citigroup Global Markets

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	1,500,000,000.00	0.25%	USD	195325CU7	1/21/2015	15,432,946	Republic of Colombia (COLOM 5.00% June 15, 2045)	99	595,098.000	1/21/2015	99.018	(i) Issued under 1933 Act	601,000.000	JPMorgan, Morgan Stanley	Morgan Stanley and Company

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities Inc.	400,000,000.00	0.45%	USD	74005PBN3	1/29/2015	5,734,950	Praxair Inc. (PX 2.65% February 5, 2025)	100	584,752.000	1/29/2015	99.617	(i) Issued under 1933 Act	587,000.000	Credit Suisse, JPMorgan, RBS, Wells Fargo Securities, ANZ Securities, BBVA, Goldman, Sachs & Co., Itau BBA, MUFG, PNC Capital Markets LLC, Societe Generale	Wells Fargo Advisors

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	3,000,000,000.00	0.63%	USD	00507UAR2	3/3/2015	21,692,153	Actavis Funding SCS (ACT 3.45% March 15, 2022)	100	433,384.000	3/3/2015	99.858	(i) Issued under 1933 Act	434,000.000	JPMorgan, Mizuho
Securities, Wells
Fargo Securities,
Barclays, TD
Securities, BNP
Paribas, HSBC,
MUFG, RBS,
SMBC Nikko,
ANX Securities,
Citigroup, DNB
Markets, Lloyds
Securities,
Scotiabank,
Morgan Stanley,
BBVA, Credit
Agricole CIB, Fifth
															Third Securities	Wells Fargo Advisors

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	2,500,000,000.00	0.88%	USD	00507UAT8	3/3/2015	15,967,045	Actavis Funding SCS (ACT 4.55% March 15, 2035)	100	155,329.000	3/3/2015	99.57	(i) Issued under 1933 Act	156,000.000	JPMorgan, Mizuho
Securities, Wells
Fargo Securities,
Barclays, TD
Securities, BNP
Paribas, HSBC,
MUFG, RBS,
SMBC Nikko,
ANX Securities,
Citigroup, DNB
Markets, Lloyds
Securities,
Scotiabank,
Morgan Stanley,
BBVA, Credit
Agricole CIB, Fifth
Third Securities,
PNC Capital
Markets LLC,
Santander,
Academy
Securities, Blaylock
Beal Van, LLC,
Drexel Hamilton,
Lebenthal Capital
Markets, Mischler
Financial Group,
Inc., Ramirez &
Co., Inc., The
Williams Capital
Group, L.P., Siebert
															Capital Markets	Wells Fargo Advisors

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	850,000,000.00	0.23%	USD	02665WAT8	3/10/2015	25,815,361	American Honda Finance (HNDA 1.50% March 13, 2018)	100	758,982.000	3/10/2015	99.866	(i) Issued under 1933 Act	760,000.000	BNP Paribas, JPMorgan, Morgan Stanley, Societe Generale, HSBC, Mizuho Securities, SMBC Nikko, US Bancorp, Wells Fargo Securities	Morgan Stanley and Company

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.88%	USD	65504LAL1	3/11/2015	10,740,807	Noble Holding International Limited (NE 6.95% April 1, 2045)	99	1,058,300.000	3/11/2015	98.63	(i) Issued under 1933 Act	1,073,000.000	Barclays, Citigroup, HSBC, JPMorgan, BNP Paribas, Credit Suisse, DNB Markets, SunTrust Robinson Humphrey, Mizuho Securities, SMBC Nikko, Wells Fargo Securities, Credit Agricole CIB, Standard Chartered Bank	Citigroup Global Markets

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.20%	USD	53944VAC3	3/12/2015	101,986,156	Lloyds Bank PLC (LLOYDS 1.75% March 16, 2018)	100	533,284.000	3/12/2015	99.866	(i) Issued under 1933 Act	534,000.000	Citigroup, Credit Suisse, Goldman, Sachs & Co., JPMorgan, Lloyds Securities	Credit Suisse Securities

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.65%	USD	68268NAP8	3/17/2015	64,559,141	ONEOK Partners LP (OKS 4.90% March 15, 2025)	100	1,476,892.000	3/17/2015	99.79	(i) Issued under 1933 Act	1,480,000.000	JPMorgan,
Deutsche Bank
Securities, MUFG,
US Bancorp,
Barclays, Credit
Suisse, Goldman,
Sachs & Co.,
Morgan Stanley,
PNC Capital
Markets LLC, RBC
Capital Markets,
UBS Investment
Bank, Wells Fargo
Securities, BB&T
															Capital Markets	Deutsche Bank Securities

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	360,940,000.00	0.43%	USD	30165UAA9	5/12/2015	56,995,787	Exeter Automobile Receivables Trust, 2015-2A (EART 2015-2A 1.54% November 15, 2019 144A)	100	2,874,788.000	5/12/2015	99.993	(v) Eligible Rule 144A	2,875,000.000	Deustsche Bank Securities, Citigroup, Barclays, JPMorgan, Wells Fargo Securities	Deutsche Bank Securities

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	1,750,000,000.00	0.27%	USD	82620KAD5	5/18/2015	20,774,000	Siemens Financieringsmat NV (SIEGR 2.90% May 27, 2022 144A)	100	520,000.000	5/18/2015	100	(v) Eligible Rule 144A	520,000.000	Deutsche Bank Securities, Barclays, Citigroup, Goldman, Sachs & Co., JPMorgan, Commerzbank, ING, Santander, UniCredit Capital Markets	Deutsche Bank Securities

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	163,330,000.00	0.20%	USD	26207UAE7	5/20/2015	30,283,438	Drive Auto Receivables Trust 2015-B B (DRIVE 2015-B B 2.12% June 17, 2019 144A)	100	2,856,758.000	5/20/2015	99.992	(v) Eligible Rule 144A	2,857,000.000	Wells Fargo Securities, LLC, JPMorgan Securities, BMO Capital Markets GKST Inc., Citigroup Global Markets Inc., Santander Investment Securities Inc., SG Americas Securities LLC	Wells Fargo Advisors

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	133,298,506.00	0.26%	USD	26207UAG4	5/20/2015	26,227,836	Drive Auto Receivables Trust 2015-B D (DRIVE 2015-B D 3.84% July 15, 2021 144A)	100	1,920,402.000	5/20/2015	99.969	(v) Eligible Rule 144A	1,921,000.000	Wells Fargo Securities, LLC, JPMorgan Securities, BMO Capital Markets GKST Inc., Citigroup Global Markets Inc., Santander Investment Securities Inc., SG Americas Securities LLC	Wells Fargo Advisors

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.65%	USD	42217KBF2	5/20/2015	13,414,066	HealthCare REIT Inc. (HCN 4.00% June 1, 2025)	100	651,518.000	5/20/2015	99.926	(i) Issued under 1933 Act	652,000.000	Citigroup, UBS
Investment Bank,
Jefferies,
JPMorgan, BofA
Merrill Lynch,
Credit Agricole
CIB, Goldman,
Sachs & Co.,
Morgan Stanley,
Mizuho Securities,
SunTrust Robinson
Humphrey, BBVA,
BNY Mellon
Capital Markets,
LLC, Comerica
Securities,
Huntington
Investment
Company, SMBC
															Nikko	UBS Securities LLC

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.20%	USD	00084DAK6	5/28/2015	26,713,695	ABN AMRO Bank NV (ABNANV 1.80% June 4, 2018 144A)	100	1,194,271.000	5/28/2015	99.939	(v) Eligible Rule 144A	1,195,000.000	ABN AMRO Bank, Morgan Stanley, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., JPMorgan	Citigroup Global Markets

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	900,000,000.00	0.65%	USD	565849ALO	6/1/2015	10,575,726	Marathon Oil Coporation (MRO 3.85% June 1, 2025)	100	1,297,023.000	6/1/2015	99.771	(i) issued under 1933 Act	1,300,000.000	JPMorgan, Morgan
Stanley, Citigroup,
Mizuho Securities
Scotiabank, DNB
Markets, Goldman,
Sachs & Co.,
HSBC, MUFG,
PNC Capital
Markets LLC, RBC
Capital Markets,
Societe Generale,
US Bancorp, BNY
Mellon Capital
Markets, LLC,
Lloyds Securities,
Loop Capital,
SMBC Nikko,
Standard Chartered
Bank, Fifth Third
															Securities	Morgan Stanley and Company

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	2,500,000,000.00	0.30%	USD	71647NAN9	6/1/2015	34,408,540	Petrobras Global Finance B.V. (PETBRA 6.85% June 5, 2115)	81	117,552.000	6/1/2015	81.07	(i) issued under 1933 Act	145,000.000	Deutsche Bank Securities, J.P. Morgan	Deutshe Bank Securities

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.65%	USD	976657AL0	6/4/2015	12,813,822	Wisconsin Energy Corporation (WEC 3.55% June 15, 2025)	100	720,877.000	6/4/2015	99.983	(i) issued under 1933 Act	721,000.000	BofA Merrill Lynch, JPMorgan, BNP Paribas, KeyBanc Capital Markets, Wells Fargo Securities, Loop Capital Markets, PNC Capital Markets LLC, Ramirez & Co., Inc.	Wells Fargo Advisors

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	300,000,000.00	0.63%	USD	233331AU1	6/9/2015	16,185,009	DTE Energy Company (DTE 3.30% June 15, 2022 144A)	100	396,853.000	6/9/2015	99.963	(v) eligible rule 144A	397,000.000	JPMorgan, TD Securities, UBS Investment Bank, Comerica Securities, US Bancorp	UBS Securities LLC

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.65%	USD	694308HM2	6/9/2015	15,937,152	Pacific Gas and Electric Company (PCG 3.50% June 15, 2025)	99	745,238.000	6/9/2015	99.365	(i) issued under 1933 Act	750,000.000	Citigroup, JPMorgan, Mizuho Securities, Loop Capital Markets, BNY Mellon Capital Markets, LLC, CIBC, TD Securities, Academy Securities, Blaylock Beal Van, LLC, MFR Securities, Inc.	Citigroup Global Markets Inc.

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.63%	USD	761713BF2	6/9/2015	13,638,017	Reynolds American Inc. (RAI 4.00% June 12, 2022)	100	319,555.000	6/9/2015	99.861	(i) issued under 1933 Act	320,000.000	Citigroup,
JPMorgan, Credit
Suisse, Goldman,
Sachs & Co.,
Mizuho Securities,
RBC Capital
Markets,
Scotiabank, Fifth
Third Securities,
Wells Fargo
Securities, PNC
Capital Markets
LLC, BNY Mellon
Capital Markets,
LLC, The Williams
															Capital Group, L.P.	Citigroup Global Markets Inc.

Variable Portfolio - J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.88%	USD	761713BA3	6/9/2015	21,783,290	Reynolds American Inc. (RAI 5.70% August 15, 2035)	100	145,355.000	6/9/2015	99.558	(i) issued under 1933 Act	146,000.000	Citigroup,
JPMorgan, Credit
Suisse, Goldman,
Sachs & Co.,
Mizuho Securities,
RBC Capital
Markets,
Scotiabank, Fifth
Third Securities,
Wells Fargo
Securities, PNC
Capital Markets
LLC, BNY Mellon
Capital Markets,
LLC, The Williams
															Capital Group, L.P.	Citigroup Global Markets Inc.

Variable Portfolio - Partners Small Cap Growth Fund	Wells Fargo Securities	175,000,000.00	$0.98/share	USD	10316T104	1/23/2015	200,000	BOX INC - CLASS A (BOX)	23	258,468.000	1/23/2015	14	(i) Issued under 1933 Act	18,462.000	Morgan Stanley, Credit Suisse Securities, JP Morgan, BMO Capital Markets, Canaccord Genuity, Pacific Crest, Raymond James & Assoc	JP Morgan

Variable Portfolio - Partners Small Cap Growth Fund	Wells Fargo Securities	127,421,212.00	$1.18/share	USD	099406100	2/26/2015	4,112,500	BOOT BARN HOLDINGS INC (BOOT)	23	105,750.000	2/26/2015	23.5	(i) Issued under 1933 Act	4,500.000	JP Morgan; Piper Jaffray; Jefferies	JP Morgan

Variable Portfolio - Partners Small Cap Growth Fund	Wells Fargo Securities	154,800,000.00	$1.2384/share	USD	40449J103	4/10/2015	58,100	Habitat Restaurants Inc.	31	219,754.080	4/10/2015	30.96	(i) Issued under 1933 Act	7,098.000	Piper Jaffray & Co; Robert W. Baird & Co Inc; Raymond James & Associates; Stephens Inc; Stifel Nicolaus & Company	Robert W. Baird

Variable Portfolio - Partners Small Cap Growth Fund	Wells Fargo Securities	217,000,000.00	$1.3175/share	USD	45329R109	5/7/2015	50,000	INC RESEARCH HOLDINGS INC	31	187,333.000	5/7/2015	31	(i) Issued under 1933 Act	6,043.000	Goldman Sachs; Credit Suisse; Jefferies & Co	Credit Suisse

Variable Portfolio - Partners Small Cap Growth Fund	Wells Fargo Securities	156,750,000.00	$1.33/share	USD	87918A105	6/30/2015	200,000	Teladoc Inc.	19	235,923.000	6/30/2015	19	(i) Issued under 1933 Act	12,417.000	J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. , William Blair & Company, L.L.C. , Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc.	Deutsche Bank

Variable Portfolio - Wells Fargo Short Duration Government Fund	Wells Fargo	1,600,000,000.00	0.10%	USD	30231GAL6	3/3/2015	62,040,000	Exxon Mobile/ XOM 1.305% 03/06/18	100	12,960,000.000	3/3/2015	100	(i) Issued under 1933 Act	12,960,000.000	Citigroup; J.P.
Morgan; Morgan
Stanley; HSBC;
Merrill Lynch;
Barclays; BNP
Paribas; Banca IMI;
RBS; SG Americas;
Standard Chartered
Bank; BNY Melon;
Deutsche Bank;
Credit Agricole;
Lebenthal & Co.;
The Williams
Capital Group;
U.S.Bancorp; Wells
															Fargo Securities	J. P. Morgan

Variable Portfolio - Wells Fargo Short Duration Government Fund	Wells Fargo	750,000,000.00	0.25%	USD	633067D34	4/13/2015	22,487,400	National Bank of Canada	100	22,487,400.000	4/13/2015	99.944	Eligible Rule 144A	22,500,000.000	BNP Paribas;
Citigroup; NBC
Financial; Bank of
America; BMO
Capital Markets;
CIBC Bank; Credit
Suisse; HSBC;
Morgan Stanley;
Royal Bank of
Scotland; Royal
Bank of Canada;
Scotia Capital; TD
Securities; UBS;
Wells Fargo
															Securities	Citigroup

Variable Portfolio - Wells Fargo Short Duration Government Fund	Wells Fargo	750,000,000.00	0.08%	USD	037833BB5	5/6/2015	25,000,000	Apple Inc. / AAPL 0.9 05/12/17	100	13,070,974.800	5/6/2015	99.931	(i) Issued under 1933 Act	13,080,000.000	Deutsche Bank, Goldman Sachs, JP Morgan, Merrill Lynch, CastleOak, Citigroup, Credit Suisse, Lebenthal & Co, Mischler Financial, Wells Fargo	Goldman Sachs

In addition to the information above, the Fund’s Board of Trustees receives, pursuant to the Fund’s procedures adopted under Rule 10f-3, from representative(s) of the Fund’s adviser or, if the transaction is effected for a portion of the Fund managed by a subadviser, the Fund’s subadviser, a report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through (c)(8) of Rule 10f-3.